UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 30, 2003


                                 THE 3DO COMPANY
             (Exact name of Registrant as specified in its charter)


          Delaware                                    94-3177293
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
Incorporation or organization)

                                    000-21336
                            (Commission File Number)


                                200 Cardinal Way
                             Redwood City, CA 94063
           (Address of principal executive offices including Zip Code)

                                 (650) 385-3000
              (Registrant's telephone number, including area code)


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Item 5. Other Events.

     On January 30, 2002, we amended the Note and Warrant Purchase Agreement and the Amended and Restated Security Agreement with our CEO, William M. Hawkins,
III. Mr. Hawkins agreed to increase the loan commitment amount to $12,000,000, including $8,000,000 previously lent to the Company. A copy of the Amendment to Note and Warrant Purchase Agreement and the Amended and Restated Security Agreement (the "Agreement") is attached hereto as Exhibit 10.1. Pursuant to the Agreement, we issued a Secured Subsequent Note (the "Note") in the amount of $4,000,000 to Mr. Hawkins. The Note evidencing $4,000,000 of indebtedness is attached as Exhibit 10.2.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statement

     Not applicable.

     (b) Pro Forma Financial Information

     Not applicable.

     (c) Exhibits.

     10.1 Amendment to Note and Warrant Purchase Agreement and Amended and Restated Security Agreement

     10.2 Secured Subsequent Note

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 6, 2003                    THE 3DO COMPANY


                                           By: /S/ David Wittenkamp
                                               ---------------------------------
                                               David Wittenkamp
                                               Chief Financial Officer

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


                                  EXHIBIT INDEX

10.1 Amendment to Note and Warrant Purchase Agreement and Amended and Restated Security Agreement

10.2     Secured Subsequent Note

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